Great-West Life & Annuity Insurance Company
                                 A Stock Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                                 (303) 737-3000



Key Business VUL -- Prospectus


           A Flexible Premium Variable Universal Life Insurance Policy
             offered by Great-West Life & Annuity Insurance Company
                in connection with its COLI VUL-2 Series Account


This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "Company, " "we" or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. The Policy is designed to meet the definition of "life insurance contracts" for federal income tax purposes.


The Policy allows "you," the Owner, within certain limits to:

o choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

o    choose the amount and timing of premium payments, within certain limits;

o allocate premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and

o access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms that are defined in Appendix
A. You should read this prospectus carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.






                   The Date of this prospectus is May 1, 2005



                                       1



                                Table of Contents
Summary of the Policy and its Benefits...................................................................4
Policy Risks.............................................................................................6
Fund Risks 7
Fee Tables ..............................................................................................8
       Transaction Fees..................................................................................8
       Periodic Charges Other Than Fund Operating Expenses...............................................9
       Supplemental Benefit Charges......................................................................9
       Total Annual Fund Operating Expenses.............................................................10
      Individual Fund Annual Operating Expenses.........................................................11
Description of Depositor, Registrant, and Funds.........................................................16
      Great-West Life & Annuity Insurance Company.......................................................16
      The Series Account................................................................................16
      The Investment Options and Funds..................................................................16
Charges and Deductions..................................................................................26
      Expense Charge Applied to Premium.................................................................26
      Mortality and Expense Risk Charge.................................................................27
      Monthly Deduction.................................................................................27
      Monthly Risk Rates................................................................................27
      Service Charge....................................................................................28
      Transfer Fee......................................................................................28
      Partial Withdrawal Fee............................................................................28
      Surrender Charges.................................................................................28
      Change of Death Benefit Option Fee................................................................28
      Fund Expenses.....................................................................................28
General Description of Policy...........................................................................29
      Policy Rights.....................................................................................29
           Owner........................................................................................29
           Beneficiary..................................................................................29
      Policy Limitations................................................................................29
           Allocation of Net Premiums...................................................................29
           Transfers Among Divisions....................................................................29
           Market Timing & Excessive Trading............................................................30
           Exchange of Policy...........................................................................31
           Age Requirements.............................................................................31
      Policy or Registrant Changes......................................................................32
           Addition, Deletion or Substitution of Investment Options.....................................32
           Entire Contract..............................................................................32
           Alteration...................................................................................32
           Modification.................................................................................32
           Assignments..................................................................................32
           Notice and Elections.........................................................................32
      Account Value.....................................................................................32
           Net Investment Factor........................................................................33
           Splitting Units..............................................................................34
 Other Provisions and Benefits..........................................................................34
           Misstatement of Age or Sex...................................................................34
           Suicide......................................................................................34
           Incontestability.............................................................................34
           Paid-Up Life Insurance.......................................................................34
           Supplemental Benefits........................................................................35
           Term Life Insurance Rider....................................................................35

                                       2

           Change of Insured Rider......................................................................35
           Report to Owner..............................................................................36
           Dollar Cost Averaging........................................................................36
           Rebalancer Option............................................................................36
           Non-Participating............................................................................36
Premiums   .............................................................................................37
       Policy Application, Issuance and Initial Premium.................................................37
       Free Look Period.................................................................................37
       Premium..........................................................................................37
       Net Premiums.....................................................................................38
       Planned Periodic Premiums........................................................................38
Death Benefits..........................................................................................38
         Death Benefit..................................................................................38
       Changes in Death Benefit Option..................................................................39
       Changes in Total Face Amount.....................................................................40
Surrenders and Withdrawals..............................................................................40
       Surrenders.......................................................................................40
       Partial Withdrawal...............................................................................40
Loans      .............................................................................................41
       Policy Loans.....................................................................................41
Lapse and Reinstatement ................................................................................41
       Lapse and Continuation of Coverage...............................................................41
       Grace Period.....................................................................................42
       Termination of Policy............................................................................42
       Reinstatement....................................................................................42
       Deferral of Payment..............................................................................42
Federal Income Tax Considerations.......................................................................42
Tax Status of the Policy................................................................................43
       Diversification of Investments...................................................................43
       Policy Owner Control.............................................................................43
Tax Treatment of Policy Benefits........................................................................43
       Life Insurance Death Benefit Proceeds............................................................43
       Tax Deferred Accumulation........................................................................43
       Surrenders.......................................................................................44
       Modified Endowment Contracts.....................................................................44
       Distributions ...................................................................................44
           Distributions Under a Policy that is Not a Modified Endowment Contracts......................44
           Distributions Under Modified Endowment Contracts.............................................44
       Multiple Policies................................................................................45
       Treatment When Insured Reaches Attained Age 100..................................................45
       Federal Income Tax Withholding...................................................................45
       Actions to Ensure Compliance with the Tax Law....................................................45
       Trade or Business Entity Owns or is Directly or Indirectly a Beneficiary of the Policy...........45
       Other Employee Benefit Programs..................................................................45
       Policy Loan Interest.............................................................................46
       Our Taxes........................................................................................46
       Corporate Tax Shelter Requirements...............................................................46
Legal Proceedings.......................................................................................46
Legal Matters...........................................................................................46
Financial Statements....................................................................................46
Appendix A - Glossary of Terms..........................................................................47
Appendix B - Table of Death Benefit Percentages.........................................................49
Appendix C - Sample Hypothetical Illustrations..........................................................50

                                       3

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the separate account are insulated from the claims of our general creditors.

3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of premium payments, within certain limits.

4. Free Look Period. You may return your Policy to us for any reason within 10 days of receiving it, or such longer period as required by applicable state law, and receive the greater of your Premiums, less any withdrawals, or your Account Value.

5. Investment Options and Funds. You may allocate your net premium payments among the available variable Divisions.

Each Division invests exclusively in shares of a single mutual fund (each a "Fund," collectively "Funds"). Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another.

6. Death Benefit. You may choose from among three death benefit options -

     1.   a fixed benefit equal to the Total Face Amount of your Policy;
     2. a variable benefit equal to the sum of the Total Face Amount and your Account Value; or
     3. an increasing benefit equal to the sum of the Total Face Amount and the accumulated value of all premiums paid under your Policy accumulated at the interest rate shown on the policy specifications page of your Policy.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first and third options.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

7. Account Value. Your Account Value will reflect -

     1.   the Premiums you pay;
     2.   the investment performance of the Divisions you select;
     3.   any policy loans or partial withdrawals;
     4.   your Loan Account balance; and
     5.   the charges we deduct under the Policy.



                                       4

8.  Accessing Your Account Value.

You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" ("MEC") for federal income tax purposes and you have had positive net investment performance.

You may surrender your Policy for its Cash Surrender Value plus Return of Expense Charge, if applicable. There are no surrender charges associated with your Policy.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

9. Supplemental Benefits. The following riders are available -

     1.   term life insurance; and
     2.   change of insured.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

10. Paid-Up Life Insurance. If the Insured reaches Attained Age 100 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. Your Account Value will remain in the Series Account allocated to the Divisions in accordance with your instructions. The death benefit under this paid-up insurance generally will be equal to your Account Value. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

11. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

12. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit may be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

13. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

14. Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made.

The minimum policy loan amount is $500.

15. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000.


                                       5


Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2.  Suitability as Short-Term Savings Vehicle.
The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Contract Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy's monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The minimum policy loan amount is $500.

Taking a policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Internal Revenue Code of 1986, as amended ("Code"). Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1/2.

Fund Risks

The Policy currently offers several investment options and it has eleven options that are only available to existing shareholders as of the date specified on page 17 of this prospectus, each of which is a Division of Great-West's COLI VUL-2 Series Account (the "Series Account"). Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as "variable" because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in Fund's prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. If you require a copy of a prospectus, please contact us at the address or telephone number listed on the first page of this prospectus.



                                       7


                                   Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

                                Transaction Fees

------------------------------------- ----------------------------------- -----------------------------------
               Charge                      When Charge is Deducted                 Amount Deducted
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Maximum Sales Charge Imposed on           Upon each premium payment            Maximum: 6.5% of Premium
Premium
                                                                            Current: 5.5% of Premium up to
                                                                              target and 3.0% of Premium
                                                                                 in excess of target

Partial Withdrawal Fee                     Upon partial withdrawal            Maximum: $25 deducted from
                                                                            Account Value for all partial
                                                                           withdrawals after the first made
                                                                               in the same Policy Year.

Change of Death Benefit Option Fee          Upon change of option            Maximum: $100 deducted from
                                                                           Account Value for each change of
                                                                                death benefit option.

Premium Tax                               Upon each Premium payment             Maxim 3.5% of Premium

Transfer Fee                             At time of transfer for all            Maximum: $10/Transfer
                                      transfers in excess of 12 made in
                                            the same calendar year

Loan Interest                            Upon issuance of Policy Loan       Maximum: The Moody's Corporate
                                                                             Bond Yield Average - Monthly
                                                                                 Average Corporates1
------------------------------------- ----------------------------------- -----------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.



                                       8


               Periodic Charges Other Than Fund Operating Expenses

------------------------------------- ----------------------------------- -----------------------------------
               Charge                      When Charge is Deducted                 Amount Deducted
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Cost of Insurance (per $1000 Net                   Monthly
Amount at Risk)2

         Minimum & Maximum Cost of                                        Guaranteed:
         Insurance Charge                                                    Minimum: $0.08 per $1000.
                                                                             Maximum: $83.33 per $1000.

         Cost of Insurance Charge                                         Guaranteed:
         for a 46-year old Male
         Non-Smoker, $550,000 Face                                           $0.41 per $1000.
         Amount, Option 1 (Level
         Death)

Mortality and Expense Risk Fees            Upon each Valuation Date            Maximum: 0.90% annually.

                                                                           Current: 0.40% for Policy Years
                                                                          1-5, 0.25% for Policy Years 6-20,
                                                                                and 0.10% thereafter.
                                                                                  Maximum: $15/month

Service Charge                                     Monthly                  Current: $10.00/month, Policy
                                                                          Years 1-3 and $7.50/month, Policy
                                                                                       Years 4+


------------------------------------- ----------------------------------- -----------------------------------

                                        Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page 27 of this prospectus. The benefits provided under each rider are summarized in "Other Provisions and Benefits" beginning on page 34 below.

------------------------------------- ----------------------------------- -----------------------------------
         Change of Insured Rider            Upon change of insured            Minimum: $100 per change.
                                                                              Maximum: $400 per change.
         Change of Insured Rider                                                   $400 per change.
         for a 46-year old Male
         Non-Smoker, $550,000 Face
         Amount, Option 1 (Level
         Death)

Term Life Insurance Rider3                         Monthly                Guaranteed:
                                                                             Minimum COI:  $0.08 per $1000.

                                                                             Maximum COI:  $83.33 per
                                                                             $1000.

         Term Life Insurance Rider                 Monthly                Guaranteed:
         for a 46-year old Male
         Non-Smoker, $550,000 Face                                           $0.41 per $1000.
         Amount, Option 1 (Level
         Death)
------------------------------------- ----------------------------------- -----------------------------------


                                       9

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy.
More detail concerning each Fund's fee and expenses is contained in the prospectus for each Fund.


                                                 Total Annual Fund Operating
                               Expenses1 (Expenses that are deducted from Fund
                               assets, including management fees,
                                     distribution and/or service (12b-1) fees, and other expenses)


------------------------------------- ----------------------------------- -----------------------------------
                                                   Minimum                             Maximum
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

Total Annual Fund Operating                         0.25%                               1.50%


------------------------------------- ----------------------------------- -----------------------------------

The figures in the following table show expense ratios for the individual Funds for the year ended December 31, 2004, except where noted otherwise. The expenses of certain Funds reflect contractual fee reductions and expense reimbursements, as indicated in their prospectuses.

























1 Expenses are shown as a percentage of a Fund's average net assets as of December 31, 2004. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds' expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all the Funds after all fee waivers and expense reimbursements are 0.25% and 1.50%, respectively. Please see the Individual Fund Annual Operating Expenses table below and the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses. The information relating to the Fund expenses was provided by each Fund and was not independently verified by us.



                                       10


                    Individual Fund Annual Operating Expenses
                  (as a percentage of average daily net assets)

Fund/Portfolio                            Management         Other          Gross Total   Less Contractual     Net Total
                                          Fee                Expenses*      Annual        Fee Waivers &        Annual
                                                                            Operating     Expense              Operating
                                                                            Expense       Reimbursements       Expenses
AIM Variable Insurance Funds
AIM V.I. Core Stock Fund (Series I              0.75%            0.46%         1.23%             0.06%            1.15%
Shares)1,2,3
AIM V.I. Financial Services Fund                0.75%            0.37%         1.12%             0.00%            1.12%
(Series I Shares) 2,3
AIM V.I. Health Sciences Fund (Series I         0.75%            0.36%         1.11%             0.01%            1.10%
Shares) 2,3,4,5
AIM V.I. Technology Fund (Series I              0.75%            0.40%         1.15%             0.00%            1.15%
Shares) 2,3
American Century Variable Portfolios,
Inc.6
American Century VP Income & Growth             0.70%            0.00%         0.70%             0.00%            0.70%
Fund (Class I Shares)
American Century VP International...
 Fund(Class I Shares)      .........            1.27%            0.00%         1.27%             0.00%            1.27%

--------

1 AIM V.I. Core Stock Fund (Series I Shares): Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets.  There is no guarantee that actual expenses will be the same as those shown in the table.
2 AIM V.I. Core Stock Fund (Series I Shares), AIM V.I. Financial Services Fund
(Series I Shares), AIM V.I. Health Sciences Fund (Series I Shares), AIM V.I.
Technology Fund (Series I Shares): The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual
Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the
Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.
Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.
3 AIM V.I. Core Stock Fund (Series I Shares),  AIM V.I.  Financial Services Fund
(Series I Shares),  AIM V.I.  Health  Sciences Fund (Series I Shares),  AIM V.I.
Technology Fund (Series I Shares):  Effective  January 1, 2005 through  December
31,  2009,  the  advisor  has  contractually  agreed to waive a  portion  of its advisory fees. The fee waiver reflects this agreement.
4 AIM V.I.  Health  Sciences Fund (Series I Shares):  Effective  January 1, 2005
through June 30, 2006, the advisor has  contractually  agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.
5 AIM V.I. Health Sciences Fund (Series I Shares): Effective July 1, 2005, AIM
V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.
6  American  Century  Variable  Portfolios,   Inc  -  VP  Income  &  Growth,  VP
International,  VP Ultra(R),VP  Value,  and VP VistaSM:  These Portfolios have a stepped  fee  schedule.  As a  result,  the  Portfolios'  management  fee  rates generally decrease as the Portfolios' assets increase.  Effective April 1, 2004,
VP International and VP Income & Growth were closed to new owners.

* Information regarding other expenses, which include the fees and expenses of the fund's independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of this fund's Prospectus.


                                       11


Fund/Portfolio                            Management         Other          Gross Total   Less Contractual     Net Total
                                          Fee                Expenses*      Annual        Fee Waivers &        Annual
                                                                            Operating     Expense              Operating
                                                                            Expense       Reimbursements       Expenses

American Century VP Ultra(R) Fund (Class        1.00%            0.00%         1.00%             0.00%            1.00%
I Shares)
American Century VP Value Fund (Class I         0.93%            0.00%         0.93%             0.00%            0.93%
Shares)
American Century VP VistaSM Fund (Class         1.00%            0.00%         1.00%             0.00%            1.00%
I Shares)
Davis Variable Account Fund, Inc.
Davis Financial Portfolio                       0.75%            0.10%         0.85%             0.00%            0.85%
Davis Value Portfolio                           0.75%            0.06%         0.81%             0.00%            0.81%
Dreyfus Investment Portfolios3
Dreyfus IP Core Value Portfolio                 0.75%            0.10%         0.85%             0.00%            0.85%
(Initial Shares)
Dreyfus IP Emerging Leaders Portfolio           0.90%            0.23%         1.13%             0.04%            1.09%
(Initial Shares)
Dreyfus IP Mid Cap Stock Portfolio              0.75%            0.03%         0.78%             0.00%            0.78%
(Initial Shares)
Dreyfus IP Technology Growth Portfolio          0.75%            0.10%         0.85%             0.00%            0.85%
(Initial Shares)
Dreyfus Stock Index Fund, Inc.7
Dreyfus Stock Index Fund (Initial               0.25%            0.01%         0.26%             0.00%            0.26%
Shares)
Dreyfus Variable Investment Fund3
Dreyfus VIF Appreciation Portfolio              0.75%            0.04%         0.79%             0.00%            0.79%
(Initial Shares)
Dreyfus VIF International Equity                0.75%            0.29%         1.04%             0.00%            1.04%
Portfolio (Initial Shares) 8
Dreyfus VIF International Value                 1.00%            0.25%         1.25%             0.00%            1.25%
Portfolio (Initial Shares)
Federated Insurance Series
Federated American Leaders Fund II              0.75%            0.40%         1.15%             0.25%            0.90%
(Primary Shares) 9
Federated MidCap Growth Strategies Fund
II (Primary                                     0.75%            0.71%         1.46%             0.29%            1.17%
Shares) 10



---------
7 Dreyfus IP Core Value Portfolio, Dreyfus IP Emerging Leaders Portfolio,
Dreyfus IP MidCap Stock Portfolio, Dreyfus IP Technology Growth Portfolio,
Dreyfus Stock Index Fund, Inc., Dreyfus VIF Appreciation Portfolio, Dreyfus VIF
International Equity Portfolio and Dreyfus VIF International Value Portfolio:
The figures in the above expense table are for the fiscal year ended December
31, 2004. Actual expenses in future years may be higher or lower than the figures above.
8 Dreyfus VIF International Equity Portfolio: The Dreyfus Corporation has
agreed, until December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.50%.
9 Federated American Leaders Fund II (Primary Shares): The percentages shown are based on expenses for the entire fiscal year ended December 31, 2004. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated
average percentage. Although not contractually obligated to do so, the shareholder services provider waived certain amounts. These are shown along with the net expenses the Fund actually paid for the fiscal year ended December 31,
2004. Total voluntary Waivers of Fund Expenses: 0.25%. Total Actual Annual Fund
Operating Expenses (after voluntary waivers): 0.90%. The Fund's Primary Shares have no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2005.

---------
7 Dreyfus IP Core Value Portfolio, Dreyfus IP Emerging Leaders Portfolio,
Dreyfus IP MidCap Stock Portfolio, Dreyfus IP Technology Growth Portfolio,
Dreyfus Stock Index Fund, Inc., Dreyfus VIF Appreciation Portfolio, Dreyfus VIF
International Equity Portfolio and Dreyfus VIF International Value Portfolio:
The figures in the above expense table are for the fiscal year ended December
31, 2004. Actual expenses in future years may be higher or lower than the figures above.
8 Dreyfus VIF International Equity Portfolio: The Dreyfus Corporation has
agreed, until December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.50%.
9 Federated American Leaders Fund II (Primary Shares): The percentages shown are based on expenses for the entire fiscal year ended December 31, 2004. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated
average percentage. Although not contractually obligated to do so, the shareholder services provider waived certain amounts. These are shown along with the net expenses the Fund actually paid for the fiscal year ended December 31,
2004. Total voluntary Waivers of Fund Expenses: 0.25%. Total Actual Annual Fund
Operating Expenses (after voluntary waivers): 0.90%. The Fund's Primary Shares have no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2005.



                                       12



Fund/Portfolio                            Management         Other          Gross Total   Less Contractual     Net Total
                                          Fee                Expenses*      Annual        Fee Waivers &        Annual
                                                                            Operating     Expense              Operating
                                                                            Expense       Reimbursements       Expenses

Federated International Equity Fund II          0.75%            0.46%         1.21%             0.04%            1.17%
(Primary Shares)11
Fidelity Variable Insurance Products
(VIP)
Fidelity VIP Contrafund(R) Portfolio12          0.57%            0.36%         0.93%             0.02%            0.91%
(Service Class 2 Shares)
Fidelity VIP Equity-Income                      0.47%            0.36%         0.83%             0.01%            0.82%
Portfolio13(Service Class 2 Shares)
Fidelity VIP Growth Portfolio14                 0.58%            0.35%         0.93%             0.03%            0.90%
(Service Class 2 Shares)
Fidelity VIP Investment Grade Bond              0.43%            0.38%         0.81%             0.00%            0.81%
Portfolio (Service Class 2 Shares)

--------
10 Federated Mid Cap Growth Strategies Fund II (Primary Shares): The percentages shown are based on expenses for the entire fiscal year ended December 31, 2004.
However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated
average percentage. Although not contractually obligated to do so, the administrator and shareholder services provider waived certain amounts. These are shown along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2004. Total voluntary Waivers of Fund Expenses: 0.29%. Total
Actual Annual Fund Operating Expenses (after voluntary waivers): 1.17%. The
Fund's Primary Shares have no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2005. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the
Fund (after the voluntary waiver) were 0.42% for the fiscal year ended December
31, 2004.
11 Federated International Equity Fund II (Primary Shares): The percentages shown are based on expenses for the entire fiscal year ended December 31, 2004.
However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated
average percentage. Although not contractually obligated to do so, the administrator and shareholder services provider waived certain amounts. These are shown along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2004. Total voluntary Waivers of Fund Expenses: 0.30%. Total
Actual Annual Fund Operating Expenses (after voluntary waivers): 1.57%. The Fund did not pay or accrue the shareholder services fee during the fiscal year ended
December 31, 2004. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2005. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other operating expenses paid by the Fund (after the voluntary waiver) were 0.57% for the fiscal year ended
December 31, 2004.
12 Fidelity VIP Contrafund(R) Portfolio (Service Class 2 Shares): A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time.
13 Fidelity VIP Equity-Income Portfolio (Service Class 2 Shares): A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.82%. These offsets may be discontinued at any time.
14 Fidelity VIP Growth Portfolio (Service Class 2 Shares) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%. These offsets may be discontinued at any time.

                                       13

Fund/Portfolio                            Management         Other          Gross Total   Less Contractual     Net Total
                                          Fee                Expenses*      Annual        Fee Waivers &        Annual
                                                                            Operating     Expense              Operating
                                                                            Expense       Reimbursements       Expenses

Fidelity VIP Mid Cap Portfolio15                0.57%            0.39%         0.96%             0.03%            0.93%
(Service Class 2 Shares)
Janus Aspen Series16
Janus Aspen Balanced Portfolio                  0.55%            0.01%         0.56%             0.00%           0.56%
(Institutional Shares)
Janus Aspen Flexible Bond Portfolio             0.50%            0.03%         0.53%             0.00%           0.53%
(formerly Flexible Income Portfolio)
(Institutional Shares)
Janus Aspen Forty Portfolio (formerly           0.64%            0.02%         0.66%             0.00%           0.66%
Capital Appreciation Portfolio)
(Institutional Shares)
Janus Aspen Large Cap Growth Portfolio          0.64%            0.02%         0.66%             0.00%           0.66%
(formerly Growth Portfolio)
(Institutional Shares)
Janus Aspen Worldwide Growth Portfolio          0.60%            0.03%         0.63%             0.00%           0.63%
(Institutional Shares)
Maxim Series Fund, Inc.
Maxim Loomis-Sayles Bond Portfolio              0.90%            0.00%         0.90%             0.00%            0.90%
Maxim INVESCO ADR Portfolio                     1.00%            0.06%         1.06%             0.00%            1.06%
Maxim MFS(R) Small-Cap Growth Portfolio         0.95%            0.08%         1.03%             0.00%            1.03%

Maxim Ariel Mid-Cap Value Portfolio             0.95%            0.03%         0.98%             0.00%            0.98%
Maxim Ariel Small-Cap Value Portfolio           1.00%            0.02%         1.02%             0.00%            1.02%
Maxim Money Market Portfolio                    0.46%            0.00%         0.46%             0.00%            0.46%
Maxim T. Rowe Price Equity/Income               0.80%            0.02%         0.82%             0.00%            0.82%
Portfolio
Maxim T. Rowe Price Mid Cap Growth              1.00%            0.04%         1.04%             0.00%            1.04%
Portfolio
Maxim U.S. Government Securities                0.60%            0.00%         0.60%             0.00%            0.60%
Portfolio
Maxim Loomis Sayles Small-Cap                   1.00%            0.09%         1.09%             0.00%            1.09%
Portfolio
Maxim Profile Portfolios
Maxim Aggressive Profile I Portfolio            0.25%            0.00%         0.25%             0.00%           0.25%
Maxim Moderately Aggressive Profile I           0.25%            0.00%         0.25%             0.00%           0.25%
Portfolio
Maxim Moderate Profile I Portfolio              0.25%            0.00%         0.25%             0.00%           0.25%
Maxim Moderately Conservative Profile I         0.25%            0.00%         0.25%             0.00%           0.25%
Portfolio


                                       14

----------
15 Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares): A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.
16 Janus Aspen Series: Expenses are based upon expenses for the year ended
December 31, 2004, restated to reflect reductions in the Portfolios' management fees, where applicable, effective July 1, 2004. All expenses are shown without the effect of any expense offset arrangements.


Fund/Portfolio                            Management         Other          Gross Total   Less Contractual     Net Total
                                          Fee                Expenses*      Annual        Fee Waivers &        Annual
                                                                            Operating     Expense              Operating
                                                                            Expense       Reimbursements       Expenses

Maxim Conservative Profile I Portfolio          0.25%            0.00%         0.25%             0.00%           0.25%
Neuberger Berman Advisers Management
Trust17
Neuberger Berman AMT Fasciano Portfolio         1.15%            1.42%         2.57%             1.16%            1.41%
(S Shares)
Neuberger Berman AMT Guardian Portfolio         0.85%            0.13%         0.98%             0.00%            0.98%
(I Shares)
Neuberger Berman AMT Mid-Cap Growth             0.84%            0.08%         0.92%             0.00%            0.92%
Portfolio (I Shares)
Neuberger Berman AMT Partners Portfolio         0.83%            0.08%         0.91%             0.00%            0.91%
(I Shares)
Neuberger Berman AMT Socially                   0.85%            0.89%         1.74%             0.24%            1.50%
Responsive Portfolio18 (I Shares)
PIMCO VIT
PIMCO VIT High Yield Portfolio                  0.25%            0.50%         0.75%             0.00%            0.75%
(Administrative Shares)
PIMCO VIT Low Duration Portfolio                0.25%            0.40%         0.65%             0.00%            0.65%
(Administrative Shares)
PIMCO VIT Real Return Portfolio                 0.25%            0.40%         0.65%             0.00%            0.65%
(Administrative Shares)
PIMCO VIT Total Return Portfolio                0.25%            0.40%         0.65%             0.00%            0.65%
(Administrative Shares)
Scudder Variable Series I
Scudder Variable Series I Global                1.43%            0.00%         1.43%             0.28%            1.15%
Discovery Portfolio (A Shares)
Scudder Variable Series II
SVS Dreman High Return Equity Portfolio         1.57%            0.00%         1.57%             0.37%            1.20%
(A Shares)
STI Classic Variable Trust
STI Classic VT Capital Appreciation             1.15%            0.35%         1.50%             0.35%            1.15%
Fund19
STI Classic VT Small Cap Value Equity           1.15%            0.64%         1.79%             0.59%            1.20%
Fund20


17 Neuberger Berman Advisers Management Trust: Neuberger Berman Management Inc.
("NBMI") has undertaken through December 31, 2008 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to the Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Guardian (Class I), Mid-Cap Growth (Class I) and Partners
Portfolios' average daily net asset value; 1.40% of the average daily net asset value of the Fasciano Portfolio; and 1.50% of the average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation..
18 Neuberger Berman AMT Socially Responsive Portfolio (I Shares) NBMI has voluntarily committed to waive fees and/or reimburse expenses for an additional
0.20% of the average daily net asset value of the Socially Responsive Portfolio to maintain the Portfolio's net operating expense ratio at 1.30%. NBMI can, at its sole discretion, on at least 30 days' notice terminate this voluntary waiver and/or reimbursement commitment.
19 STI Classic Capital Appreciation Fund: The Fund's adviser voluntarily waived a portion of the fees in order to keep total operating expenses at a specified level. The adviser may discontinue all or part of this fee waiver at any time.
20 STI Classic Small Cap Value Equity Fund: The Fund's adviser voluntarily waived a portion of the fees in order to keep total operating expenses at a specified level. The adviser may discontinue all or part of this fee waiver at any time.

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is an indirect, wholly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is, in turn, a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

The Series Account

COLI VUL-2 Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our general account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account's own investment experience and not the investment experience of Great-West's other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.


The Investment Options and Funds

The Policy offers a number of Funds as investment options. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND PROFILE, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Fund may differ substantially.

Some of the Funds' investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.35% annually of Series Account assets invested in a Fund.

The Divisions of Great-West's COLI VUL-2 Series Account that invest in Dreyfus VIF Growth and Income, AIM VIF High Yield (formerly, INVESCO VIF High Yield), Janus Aspen Series Mid Cap Growth, and STI Classic Growth & Income were closed to new contributions and Transfers in effective April 1, 2004.

Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International, American Century VP Income & Growth, AIM VIF Core Stock and Neuberger Berman AMT Guardian. However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners: AIM VIF - Technology Fund (Series I Shares), Federated American Leaders Fund II (Primary Shares), Federated International Equity Fund II (Primary Shares), Fidelity VIP Growth Portfolio (Service Class 2 Shares); Janus Aspen Worldwide Growth Portfolio (Institutional Shares), Maxim MFS(R) Small-Cap Growth Portfolio, Neuberger Berman AMT Mid-Cap Growth Portfolio (S Shares). However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to all Owners: AIM VIF - Financial Services Fund (Series I Shares), Dreyfus IP - Core Value Portfolio (Initial Shares), Janus Aspen Large Cap Growth Portfolio (Institutional Shares).

The investment policies of the current Funds are briefly described below: AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc. ) (advised by A I M Advisors, Inc. ("AIM"))

       AIM VIF - Core Stock Fund(Series I shares) seeks high total return through both growth and current income. The Fund normally invests in at least 80% of its assets in common and preferred stocks. At least 50% of stocks which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to product income and consistent, stable returns. Effective April 1, 2004, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate premium payments and Transfer amounts into and out of this Division.

       AIM VIF - Financial Services Fund (Series I shares) seeks capital growth. The Fund invests normally at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. AIM seeks companies that it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate-sensitive. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division.

       AIM VIF - Health Sciences Fund (Series I shares) seeks capital growth. The Fund normally invests at least 80% of its assets in the equity securities of companies. Effective July 1, 2005, AIM VIF Health Sciences Fund will be renamed

       AIM VIF - Technology Fund( Series I shares) seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division.

American  Century  Variable  Portfolios,   Inc.  (advised  by  American  Century
Investment Management, Inc.)

       American Century VP Income & Growth (Class I shares) seeks long-term capital growth, with current income as a secondary objective, by investing in common stocks. Effective April 1, 2004, this Division was closed to new investors; however, Owners with amounts invested in this Fund as of April 1, 2004, may continue to allocate premium payments and Transfer amounts into and out of this Division.

       American Century VP International (Class I shares) seeks capital growth by investing primarily in an internationally diversified portfolio of common stocks that are considered by the adviser to have prospects for appreciation. Effective April 1, 2004, this Division was closed to new investors; however, Owners with amounts invested in this Fund as of April 1, 2004, may continue to allocate premium payments and Transfer amounts into and out of this Division.

       American Century VP Ultra(R) (Class I shares) seeks long-term capital growth by looking for stocks of large companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. It also looks for companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

       American Century VP Value (Class I shares) seeks long-term capital growth. Income is a secondary objective. The fund managers look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

       American Century VP VistaSM Fund (Class I Shares) seeks long-term capital growth by looking for stocks of medium-sized and smaller companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. It also looks for companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

       Davis Financial Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Portfolio searches for companies that management believes are of high quality and whose shares are selling at attractive prices.

       Davis Value Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion that management believes are of high quality and whose shares are selling at attractive prices.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation and its affiliate Mellon Equity Associates)

       Dreyfus Stock Index Fund (Initial Shares) seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

Dreyfus Investment Portfolios (advised by The Dreyfus Corporation)

       Dreyfus IP - Mid Cap Stock Portfolio (Initial Shares) seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate as represented by the Standard & Poor's MidCap 400 Index. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of mid-size companies.

       Dreyfus IP - Core Value Portfolio (Initial Shares) seeks long term growth of capital, with current income as a secondary objective. To pursue these goals the Fund will normally invest at least 80% of its assets in stocks. The Fund focuses on stocks of large value companies (market capitalizations above $1 billion). Effective May 1, 2005, this portfolio was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division.

       Dreyfus IP Emerging Leaders Portfolio (Initial Shares) seeks capital growth. To pursue this goal, the portfolio invests at least 80% of its assets in stocks of companies Dreyfus believes to be emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth.


       Dreyfus IP Technology Growth Portfolio (Initial Shares) seeks capital appreciation. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.


Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

       Dreyfus VIF Appreciation Portfolio (Initial Shares) seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the portfolio normally invests at least 80% of its assets in common stocks The portfolio focuses on "blue-chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies. Fayez Sarofim & Co. is the sub-adviser to this Portfolio and, as such, provides day-to-day management.


       Dreyfus VIF International Equity Portfolio (Initial Shares) seeks capital growth. To pursue this goal, the portfolio invests primarily in growth stocks of foreign companies. Newton Capital Management Limited is the sub-adviser to this portfolio and, as such, provides day-to-day management.


       Dreyfus VIF International Value Portfolio (Initial Shares) seeks long-term capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio ordinarily invests most of its assets in securities of foreign companies which Dreyfus believes to be value companies. The portfolio may invest in companies of any size. The portfolio may also invest in companies located in emerging markets.

Federated Insurance Series (advised by Federated Advisers)

       Federated American Leaders Fund II (Primary Shares) seeks to achieve long-term growth of capital by investing, under normal circumstances, primarily in common stock of "blue-chip" companies. The Fund's secondary objective is to provide income. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division.

       Federated Mid Cap Growth Strategies Fund II (Primary Shares) seeks capital appreciation by investing primarily in common stock (including American Depositary Receipts (ADRs)) of mid cap companies that offer superior growth prospects. Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid cap companies. For purposes of this limitation, mid cap companies will be defined as companies with market capitalizations similar to companies in the Russell Mid-Cap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company's market capitalization has grown or reduced outside the market capitalization range of mid cap companies.

       Federated High Income Bond Fund II (Primary Shares) seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, including lower-rated corporate debt obligations commonly referred to as "junk bonds."

       Federated International Equity Fund II (Primary Shares) seeks to obtain a total return on its assets by investing primarily in equity securities of companies outside the United States. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

       Fidelity VIP Growth Portfolio (Service Class 2 Shares) seeks to achieve capital appreciation. The Portfolio normally invests primarily in common stocks of domestic and foreign companies that are believed to have above-average growth potential. Growth may be measured by factors such as earnings or revenue. The Portfolio may invest in domestic and foreign issuers. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division..

       Fidelity VIP Contrafund(R) Portfolio (Service Class 2 Shares) seeks long-term capital appreciation. The Portfolio's principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies whose value its investment advisor believes is not fully recognized by the public; investing in domestic and foreign issuers; investing either "growth" stocks or "value" stocks or both; and using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to selection investments.

       Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) seeks to provide as high a level of current income as is consistent with the preservation of capital. The Portfolio's principal investment strategies include: normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) in all types and repurchase agreements for those securities; managing the Portfolio to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers(R) Aggregate Bond Index; allocating assets across different market sectors and maturities; and analyzing a security's structure features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

       Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) seeks long-term growth of capital. The Portfolio's principal investment strategies include: normally invests primarily in comment stocks; normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's MidCap 400 Index); potentially investing in companies with smaller or larger market capitalizations; investing in domestic; investing in either "growth" or "value" stocks or both; and using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

       Fidelity VIP Equity-Income Portfolio (Service Class 2 Shares) seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio's principal investment strategies include: normally investing at least 80% of assets in equity securities; normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks; potentially investing in other types of equity securities and debt securities, including lower-quality debt securities; investing in domestic and foreign issuers; and using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Janus Aspen Series (advised by Janus Capital Management, LLC)

       Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term growth of capital consistent with preservation of capital and balanced by current income by normally investing 50-60% of its assets in securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

       Janus Aspen Forty Portfolio (formerly, the Capital Appreciation Portfolio) (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to small, emerging growth companies. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

       Janus Aspen Flexible Bond Portfolio (formerly, the Flexible Income Portfolio) (Institutional Shares) seeks to obtain maximum total return consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds, including but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds. The Portfolio will invest at least 65% (at the time of purchase) of its assets in investment grade debt securities and maintain a dollar-weighted average portfolio maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% (at the time of purchase) of its net assets. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign debt and equity securities.

       Janus Aspen Large Cap Growth Portfolio (formerly, the Growth Portfolio) (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index at the time of purchase. For the Portfolio's 80% policy, net assets will take into account borrowing for investment purposes. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets. Effective May 1, 2005, this Portfolio was closed to new investors; however, Owners with amounts invested in this Portfolio as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Portfolio.

       Janus Aspen Worldwide Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital primarily through investments in common stocks of companies of any size throughout the world. Worldwide Growth Portfolio normally invests at least 80% of its total assets in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets. Effective May 1, 2005, this Portfolio was closed to new investors; however, Owners with amounts invested in this Portfolio as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Portfolio.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC (d.b.a. Maxim Capital Management) ("MCM"), a wholly-owned subsidiary of Great-West)

       Maxim Ariel Small-Cap Value Portfolio seeks long- term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Frank Russell U.S. equity universe at the time of purchase. This Fund will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth. The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Fund will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

       Ariel Capital Management, LLC is the sub-adviser to this Fund.

       Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small, medium, or medium/large capitalization quintiles of the Frank Russell U.S. equity universe at the time of purchase. This Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Fund will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

       Ariel Capital Management, LLC is the sub-adviser to this Fund.

       Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital preservation. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. It may also invest up to 20% in preferred stocks, convertible preferred stocks or foreign securities and up to 35% in below investment grade quality ("high-yield/high-risk" or "junk") bonds.

       Loomis Sayles & Company, L.P. is the sub-adviser to this Fund.

       Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the SEC and traded in the U.S.

       INVESCO Global Asset Management (N.A.) is the sub-adviser to this Fund.

       Maxim MFS(R) Small-Cap Growth Portfolio seeks to achieve long-term capital growth. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investments purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion. Effective May 1, 2005, this Portfolio was closed to new investors; however, Owners with amounts invested in this Portfolio as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Portfolio.

       Massachusetts Financial Services Company is the sub-adviser for this Fund.

       Maxim Loomis Sayles Small-Cap Value Portfolio seeks long-term capital growth. The Fund invests primarily in small cap companies within the Russell 2000 Index. It looks to build a core of small cap stocks of solid growth companies that may have experienced business problems but are believed to have favorable prospects for recovery. The fund may also invest up to 3.5% of assets in securities with market capitalizations in excess of the

       Russell 2000 Index market capitalization range. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2000 smallest U.S. companies (market capitalization if $175.8 million to $1.6 billion)in the Russell 3000 Index.

       Loomis Sayles & Company, L.P. is the sub-adviser to this Fund.


       Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.


       Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in common stocks of well-established companies paying above-average dividends.

       T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

       Maxim T. Rowe Price Mid Cap Growth seeks long-term capital appreciation. The Fund primarily invests in securities whose market capitalization fall within the range of companies included in either the Standard & Poor's 400 Mid Cap Index or the Russell Mid Cap Growth index. It emphasizes on companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The Fund may also invest up to 25% of its total assets in foreign securities. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the Standard & Poor's 400 MidCap Index or the Russell MidCap Growth Index (approximately $594 million to $18.5 billion as of January 31, 2005). The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Fund, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges. This Fund will emphasize companies whose earnings are expected to grow at a faster rate than the average mid-cap company. Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, stocks will be selected by using T. Rowe Price's fundamental research, which encompasses both qualitative and quantitative analysis. The Fund will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

       Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.

       Maxim Profile Portfolios
       Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance.

       Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

       Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments and, to a lesser degree, emphasizing fixed income securities.

       Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

       Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and, to a lesser degree, equity investments.

       Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

       Neuberger Berman AMT Fasciano Portfolio (S Shares) seeks long-term capital growth. The portfolio manager also may consider a company's potential for current income prior to selecting it for the fund. To pursue this goal, the Fund invests in common stocks of small-capitalization companies, which is defined as those with a total market value no more than $1.5 billion at the time the fund first invests in them.

       Neuberger Berman AMT Guardian Portfolio (S Shares) seeks long-term growth, and, secondarily, current income. The Fund invests primarily in common stocks of long-established, high-quality companies. A value-oriented investment approach is used in selecting securities. Effective April 1, 2004, this Fund was closed to new investors; however, Owners with amounts invested in this Fund as of April 1, 2004, may continue to allocate premium payments and Transfer amounts into and out of this Fund.

       Neuberger Berman AMT Mid-Cap Growth Portfolio (S Shares) seeks growth of capital. Under normal market conditions, the Fund invests in equity securities of medium-sized companies. A growth-oriented investment approach is used in selecting securities. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Fund as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Fund.

       Neuberger Berman AMT Partners Portfolio (S Shares) seeks capital growth. The Fund invests in common stocks and other equity securities of medium to large capitalization established companies. A value-oriented investment approach is used in selecting securities.

       Neuberger Berman AMT Socially Responsive Portfolio (S Shares) seeks long-term growth of capital by investing in securities of companies that meet both financial and social criteria. A value-oriented investment approach is used in selecting securities.

PIMCO (advised by Pacific Investment Management Company, LLC)

       PIMCO VIT Real Return (Administrative Shares) seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing at least 80% of its total assets in inflation-indexed fixed income securities with a duration varying within 2 years of the duration of the Lehman Brothers U.S. TIPS Index.

       PIMCO VIT Total Return (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests in intermediate fixed income securities with at least 65% of its total assets in a diversified portfolio of fixed income instruments. It can invest up to 30% of its total assets in foreign currencies.

       PIMCO VIT Low Duration Bond (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 65% of its total assets in a diversified portfolio of fixed income instruments, with a focus on investment grade short maturity fixed income securities. May invest up to 30% of its total assets in foreign currencies.

       PIMCO VIT High Yield (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or if unrated, determined by PIMCO to be of comparable quality. The High Yield Fund's quality guideline permits the Fund to invest in securities with lower-quality credit ratings. Under these guidelines, the Fund will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody's or S&P, or, if unrated determined by PIMCO to be of comparable quality. The average duration of portfolio varies within a two to six year time frame based on PIMCO's forecast for interest rates. Seeks intermediate higher yielding fixed income securities.

Scudder Variable Series I (advised by Deutsche Investment Management Americas Inc.)

       Scudder Variable Series I Global Discovery Portfolio (A Shares) seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2004, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion.

Scudder Variable Series II (advised by Deutsche Investment Management Americas Inc.) The SVS Dreman High Return Equity Portfolio is subadvised by Dreman Value Management L.L.C.

        SVS Dreman High Return Equity Portfolio (A Shares) seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are undervalued. As of December 31, 2004, the S&P 500 Index had a median market capitalization of $11.29 billion.

STI Classic Variable Trust (advised by Trusco Capital Management, Inc.)

       STI Classic Capital Appreciation Fund seeks to provide capital appreciation. It generally invests primarily in U.S. common stocks and other equity securities that the Fund's adviser believes have strong business fundamentals, such as revenue growth, cash flows, and earnings trends.

       STI Classic Small Cap Value Equity Fund seeks to achieve capital appreciation with current income as a secondary investment goal. It generally invests at least 80% of its net assets in common stocks of small-sized U.S. companies (i.e., companies with market capitalizations under $2 billion). In selecting investments, the Fund's advisor chooses companies that it believes are undervalued in the market.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account, and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Divisions in accordance with instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Charges and Deductions

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each premium payment as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's premium tax may be higher or lower than the amount attributable to premium taxes that we deduct from your premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through
10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for Corporate Owned Policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the surrender Request was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

        Policy Year             Percentage of Account
                                    Value Returned
           Year 1                         6%
           Year 2                         5%
           Year 3                         4%
           Year 4                         3%
           Year 5                         2%
           Year 6                         1%
           Year 7+                        0%

As described under the heading "Term Life Insurance Rider" on page 35, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1) is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)  is the service charge;
(3) is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and (4) is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:

o    the death benefit divided by 1.00327374; less
o your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 1980 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("1980 CSO") GW KEY BUSINESS UNIT:
PLEASE CONFIRM NONE OF THE POLICIES ARE BASED ON THE 2001 CSO TABLE. Our monthly risk rates for unisex Policies will never exceed a maximum based on the 1980 CSO using male lives. Currently, the guaranteed minimum monthly risk charge is $0.08 per $1000 and the guaranteed maximum is $83.33 per $1000.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15.00 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15.00 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same calendar year. The allocation of your Initial Premium from the Maxim Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the transfer fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges.  Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. A table containing current estimates of these charges and expenses can be found starting on page 11. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may: o transfer ownership to a new Owner; o name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured; o change or revoke a contingent owner; o change or revoke a Beneficiary (unless a previous beneficiary designation was irrevocable); o exercise all other rights in the Policy; o increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and o change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit premium payments received prior to the end of the free look period as described in the "Free Look Period" section of this prospectus on page 37.

You may change your allocation percentages at any time by Request. Telephone Requests will be honored only if we have a properly completed telephone authorization form for you on file. An allocation change will be effective as of the date we receive the Request for that change. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone Requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. However, if we do not take reasonable steps to ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate this telephone privilege at any time without notice.

Transfers among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request. Telephone Requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone Requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate the telephone Transfer privilege at any time without notice.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A transfer fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a policy year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions does not count toward the twelve free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the twelve free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the underlying Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. In addition, frequent or unusually large transfers may harm performance by increases Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner's activity and request a determination from the Eligible Fund as to whether such activity constitutes improper trading. If the Fund determines that the activity constitutes improper trading, GWL&A will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. At that time, we will also request you select one of four trading restrictions to be implemented going forward if the improper trading activity is not stopped upon receipt of our written request. We will then provide a subsequent report of the Owner's trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that the trading restriction selected is being implemented. The four possible trading restrictions are:

o Restrict the Owner to inquiry-only access for the web and voice response unit so that the you will only be permitted to make Transfer Requests by written Request mailed to GWL&A through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center. Once the U.S. Mail Restriction has been in place for one hundred eighty
     (180) days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby you acknowledge the potentially harmful effects of improper trading on Funds and other investors, represent that no further improper trading will occur, and acknowledge that we may implement further restrictions, if necessary, to stop improper trading by the you;
o Close the applicable Fund to all new monies, including Contributions and Transfers in;
o Restrict all Owners to one purchase in the applicable Fund per ninety (90) day period; or
o Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

If the Owner does not select one of the above restrictions or provide direction to us, the Fund will be so advised. Absent corrective action by the Owner satisfactory to the Fund, the Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Owner. Inherently subjective judgments will be involved when an Owner selects one of the four trading restrictions or if an Eligible Fund decides to reject all trades initiated by an Owner. The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Please note that the Account's marketing timing procedures are such that the Account does not impose trading restrictions unless or until an Eligible Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future premium allocations and Transfers of Account Value. If we do so, we will notify you and ask you to change your premium allocation instructions. If you do not change those instructions by the Division's closing date, Premiums allocated to that Division automatically will be allocated to the Maxim Money Market Portfolio Division until you instruct us otherwise. A Division closing may affect dollar cost averaging and the rebalancer option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 26 of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our general account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification --

o is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
o is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
o is necessary to reflect a change in the operation of the Series Account or the Divisions; or
o    adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen plus the amount in your Loan Account. The Account Value varies depending upon the premiums paid, expense charges applied to premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account on the Policy Date equals:

o    that portion of net premium received and allocated to the Division, less
o    the service charges due on the Policy Date, less
o    the monthly risk charge due on the Policy Date, less
o    the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on subsequent Valuation Dates is equal to:
o the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
o that portion of net premium received and allocated to the Division during the current Valuation Period, plus
o that portion of the value of the Loan Account Transferred to the Division upon repayment of a policy loan during the current Valuation Period; plus
o any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
o any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
o that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
o that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
o that portion of fees due in connection with a partial withdrawal charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the mortality and expense risk charge for each day in the Valuation Period from the quotient of (1) and (2) where: (1) is the net result of:

o the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus

o the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus
o a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and


                                       33

     (2) is the net result of:
o the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period; plus or minus
o a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 100 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single premium for this insurance will be based on the 1980 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table. The cash value of your paid-up insurance, which initially is equal to the net single premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be equal to the cash value of the paid-up policy and, thus, as your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance policy at any time and, if surrendered within 30 days of

                                       34


a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 100" on page 45.

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables beginning on pages 8.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 100. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider's death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy's specifications page.

Coverage under this rider will take effect on the later of:
o    the Policy Date of the Policy to which this rider is attached; or
o the Policy Anniversary following our approval of your Request to add this rider to your Policy, subject to the deduction of the first monthly risk charge for the rider.

       The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the target premium amount, to which the sales charge applies, will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total premium payments. As a result, this rider generally is not offered in connection with any Policy with annual premium payments of less than $100,000, except for policies issued on a Guaranteed Issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales charges deducted from your premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:
o    the date the Policy is surrendered or terminated;
o    the expiration of the grace period of the Policy; or
o    the death of the Insured.

Change of Insured Rider. This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) evidence of insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured;
(4) evidence that the new Insured's age, nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative

                                       35

expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, policy premiums will be based on the new Insured's age, sex, mortality class and the premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the twelve free Transfers allowed in a calendar year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the Rebalancer Request. Your premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a policy year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a policy year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

                                       36

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the proposed Insured. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Proposed Insureds must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept premium payments before approval of an application, however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your premium payment to the Series Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net premium will first be allocated to the Money Market Investment Division and remain there until the next Valuation Date following the end of the free look period plus 5 calendar days. On that date, the Sub-Account value held in the Money Market Investment Division will be allocated to the Investment Division(s) selected by you. If your premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may change not your Division allocations but you may change your allocation percentages.

Policies returned during the free look period will be void from the date we issued the Policy. In most states, we will refund your current Policy Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Policy Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net premium payments to the Maxim Money Market Division Portfolio. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. You may pay additional premium payments to us in the

                                       37

amounts and at the times you choose, subject to the limitations described below. To find out whether your premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 per Policy without our consent, although we will accept a smaller premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - - Expense Charge Applied to Premium," on page 26.

Planned Periodic Premiums. While you are not required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:
o    the amount of the selected death benefit option, less
o    the value of any Policy Debt on the date of the Insured's death, less
o    any accrued and unpaid policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy: the guideline premium test ("GPT") and the cash value accumulation test ("CVAT"). See "Federal Income Tax Considerations - Tax Status of the Policy," on page 43. The Policy must qualify under either the GPT or the CVAT. When you purchase a Policy, you must choose the procedure under which your Policy will qualify. You may not change your choice while the Policy is in force.

Under both testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit depend on the testing procedure chosen and vary by age. The factors (expressed as percentages) used for GPT are shown in Appendix B and those used for CVAT are set forth in your Policy.

Under the GPT, there is also a maximum amount of Premium that may be paid with respect to your Policy.

In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the CVAT may be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the GPT may generally be more appropriate. You should consult with a qualified tax advisor before deciding. If you do not elect either the CVAT or the GPT, we will use the CVAT to qualify your Policy.

                                       38

The Policy has three death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is --
o the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,
o the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix B or in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is --
o the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death less any partial withdrawals; or, if greater,
o the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix B or in your Policy.

This death benefit option should be selected if you want your death benefit to increase with your Account Value.

Option 3. The "Premium Accumulation" Option. Under this option, the death benefit is --
o the sum of the Total Face Amount and premiums paid under the Policy plus interest at the rate specified in your Policy less any partial withdrawals; or, if greater,
o the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix B or in your Policy.

This death benefit option should be selected if you want a specified amount of death benefit plus a return of the Premiums you paid with guaranteed interest.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the "Account Value" and "Charges and Deductions" sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
o If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.
o If the change is from option 1 to option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the accumulated value of all Premiums at the interest rate shown in your Policy. Evidence of insurability may be required.
o If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.
o If the change is from option 2 to option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value less the accumulated value of all Premiums at the interest rate shown in your Policy.
o If the change is from option 3 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the accumulated value of all Premiums at the interest rate shown in your Policy.
o If the change is from option 3 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value plus the accumulated value of all Premiums at the interest rate shown in your Policy.

                                       39

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases. To Request an increase, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the "Charges and Deductions" section of this Prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this Prospectus.
Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
o    first, to the most recent increase;
o    second, to the next most recent increases, in reverse chronological order;
     and
o    finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven (7) days of our receipt of the completed Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," beginning on page 43 of this prospectus.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal form your Policy. The proceeds of any such partial withdrawal will be payable within seven (7) days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

                                       40

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in the proportion the amounts in the Divisions bear to your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page 43 of this prospectus.

Loans

Policy Loans. You may request a policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. When a policy loan is made, a portion of your Account Value equal to the amount of the policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in the proportion the amounts in the Divisions bear to your Account Value. The minimum policy loan amount is $500.

The interest rate on the policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for policy loans is The Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If that Average ceases to be published, the maximum interest rate for policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a policy loan, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. Amounts paid to repay a policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

                                       41


Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
o you make your reinstatement Request within three years from the date of termination;
o    you submit satisfactory evidence of insurability to us;
o you pay an amount equal to the policy charges which were due and unpaid at the end of the grace period;
o you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
o you repay or reinstate any policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
o    the Account Value at the time of termination; plus
o    net premiums attributable to premiums paid to reinstate the Policy; less
o    the monthly expense charge; less
o the monthly cost of insurance charge applicable on the date of reinstatement; less
o    The expense charge applied to premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven (7) days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or policy loan may be postponed whenever:
o the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
o    the SEC, by order, permits postponement for the protection of Owners; or
o an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service's (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

                                       42


The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition of federal income tax on you with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in you being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled "Distributions" for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

o the exchange of a Policy for a life insurance, endowment or annuity contract;
o    a change in the death benefit option;
o    a policy loan;
o    a partial surrender;
o    a complete surrender;
o    a change in the ownership of a Policy;
o    a change of the named Insured; or
o    an assignment of a Policy.

                                       43

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the premium payment unless we receive a MEC acceptance form or policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), policy loans and loans secured by the Policy are not subject to the 10 percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

o First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

                                       44


o Second, policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
o Third, a 10 percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:
     1.   made when the taxpayer is age 59 1/2 or older;
     2.   attributable to the taxpayer becoming disabled; or
     3. is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer's life (or life expectancy) or for the duration of the longer of the taxpayer's or the Beneficiary's life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 100. As described above, when the Insured reaches Attained Age 100, we will issue you a "paid-up" life insurance policy. We believe that the paid-up life insurance policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts

                                       45

may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.
     o    We do not make any guarantees about the Policy's tax status.
     o We believe the Policy will be treated as a life insurance contract under federal tax laws.
     o    Death benefits generally are not subject to federal income tax.
     o Investment gains are normally not taxed unless distributed to you before the Insured dies.
     o If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
     o If your Policy becomes a MEC, partial withdrawals, policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Current Tax Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC ss. 6011 and Treas. Reg.
Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS Equities, Inc., the principal underwriter and distributor of the Policy. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Vice President, Counsel and Associate Secretary of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Financial Statements

Great-West's consolidated financial statements, which are included in the Statement of Additional Information ("SAI"), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

The financial statements of the Series Accounts are also included in the SAI.


                                       46


Appendix A - Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value - The sum of the value of your interests in the Divisions and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age - The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary - The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day - Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value - is equal to:
(a) Policy Value Account on the effective date of the surrender; less (b) outstanding policy loans and accrued loan interest, if any; less (c) any monthly cost of insurance charges.

Corporate Headquarters - Great-West Life & Annuity Insurance Company ("the Company"), 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds - The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions - Divisions into which the assets of the Series Account are divided, each of which corresponds to an investment choice available to you.

Due Proof - Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date - The date on which the first premium payment is credited to the Policy.

Evidence of Insurability - Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fund - An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

Initial Premium - The initial premium amount specified in a Policy.

Insured - The person whose life is insured under the Policy.

Issue Age - The Insured's age as of the Insured's birthday nearest the Policy Date.

Issue Date - The date on which we issue a Policy.

Loan Account - All outstanding loans plus credited loan interest held in the general account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value - The sum of all outstanding loans plus credited loan interest for this policy.

MEC - Modified Endowment Contract. For more information regarding MECs, see "Modified Endowment Contracts" on page 44.

NYSE - New York Stock Exchange.

                                       47

Owner - The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary - The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date - The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt - The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month - The one-month period commencing on the same day of the month as the Policy Date.

Policy Year - The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums - Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request - Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner's assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC - The United States Securities and Exchange Commission.

Series Account - The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL -2 Series Account. It is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Sub-Account - Sub-division(s) of the Account Value containing the value credited to the Owner from the Series Account.

Surrender Benefit - Account Value less any outstanding policy loans and less accrued loan interest.

Total Face Amount - The amount of life insurance coverage you request as specified in your Policy.

Transaction Date - The date on which any premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account Value will be valued on the day that the premium payments or Request is received and the NYSE is open for trading.

Transfer - The moving of money from one or more Division(s) to one or more Division(s).

Unit - An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value - The value of each Unit in a Division.

Valuation Date - The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division's assets is determined at the end of each Valuation Date. To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period - The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE on that Valuation Date.


                                       48

Appendix B -- Table of Death Benefit Percentages

               Applicable Age               Percentage            Applicable Age            Percentage
                     20                        250%                     60                     130%
                     21                        250%                     61                     128%
                     22                        250%                     62                     126%
                     23                        250%                     63                     124%
                     24                        250%                     64                     122%
                     25                        250%                     65                     120%
                     26                        250%                     66                     119%
                     27                        250%                     67                     118%
                     28                        250%                     68                     117%
                     29                        250%                     69                     116%
                     30                        250%                     70                     115%
                     31                        250%                     71                     113%
                     32                        250%                     72                     111%
                     33                        250%                     73                     109%
                     34                        250%                     74                     107%
                     35                        250%                     75                     105%
                     36                        250%                     76                     105%
                     37                        250%                     77                     105%
                     38                        250%                     78                     105%
                     39                        250%                     79                     105%
                     40                        250%                     80                     105%
                     41                        243%                     81                     105%
                     42                        236%                     82                     105%
                     43                        229%                     83                     105%
                     44                        222%                     84                     105%
                     45                        215%                     85                     105%
                     46                        209%                     86                     105%
                     47                        203%                     87                     105%
                     48                        197%                     88                     105%
                     49                        191%                     89                     105%
                     50                        185%                     90                     105%
                     51                        178%                     91                     104%
                     52                        171%                     92                     103%
                     53                        164%                     93                     102%
                     54                        157%                     94                     101%
                     55                        150%                     95                     100%
                     56                        146%                     96                     100%
                     57                        142%                     97                     100%
                     58                        138%                     98                     100%
                     59                        134%                     99                     100%




                                       49



Appendix C -- Sample Hypothetical Illustrations

Illustrations of death benefits, surrender values and accumulated premiums

The illustrations in this prospectus have been prepared to help show how values under the Policy change with investment performance. The illustrations on the following pages illustrate the way in which a Policy Year's death benefit, Account Value and Cash Surrender Value could vary over an extended period of time. They assume that all Premiums are allocated to and remain in the Series Account for the entire period shown and are based on hypothetical gross annual investment returns for the Funds (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.

The Account Values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy Years. The values would also be different depending on the allocation of a Policy's total Account Value among the Divisions of the Series Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below such averages.

The amounts shown for the death benefits and Account Values take into account all charges and deductions imposed under the Policy based on the assumptions set forth in the tables below. These include the expense charges applied to premium, the daily risk percentage charged against the Series Account for mortality and expense risks, the monthly service charge and the monthly cost of insurance. The expense charges applied to premium is equal to a guaranteed maximum of 6.5% for sales load and a guaranteed maximum of 3.5% to cover our federal tax obligations and the applicable local and state premium tax. The current level of these charges is 5.5% for sales load (for Policy Years 1 through 10 only) and 3.5% for federal tax obligations and applicable local and state premium tax.

The daily risk percentage charged against the Series Account for mortality and expense risks is an annual effective rate of 0.40% for the first five Policy Years, 0.25% for Policy Years 6 through 20, and 0.10% thereafter and is guaranteed not to exceed an annual effective rate of 0.90%. The monthly service charge is $10.00 per month for the first three Policy Years and $7.50 per Policy Month for all Policy Years thereafter. This charge is guaranteed not to exceed $15 per Policy Month.

The amounts shown in the tables also take into account the Funds' advisory fees and operating expenses, which are assumed to be at an annual rate of 0.86% of the average daily net assets of each Fund. This is based upon a simple average of the advisory fees and expenses of all the Funds for the most recent fiscal year taking into account any applicable expense caps or expense reimbursement arrangements. Actual fees and expenses that you will incur may be more or less than 0.86%, and will vary from year to year. See "Charges and Deductions -- Fund Expenses" in this prospectus and the prospectuses for the Funds for more information on Fund expenses. The gross annual rates of investment return of 0%, 6% and 12% correspond, on a current basis, to net annual rates of -1.25%, 4.67%, and 10.60%, respectively, during the first five Policy Years, -1.10%, 4.83%, and 10.76%, respectively, for Policy Years 6 through 20, and -0.96%, 4.99% and 10.93%, respectively, thereafter.

The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Series Account since no charges are currently made. If, in the future, such charges are made, in order to produce the illustrated death benefits, Account Values and Cash Surrender Values, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by a sufficient amount to cover the tax charges.

We will furnish upon request a comparable table using any specific set of circumstances. In addition to a table assuming Policy charges at their maximum, we will furnish a table assuming current Policy charges.


                                       50



                                                           TABLE 1
                                         Great-West Life & Annuity Insurance Company
                                                  COLI VUL-2 Series Account
                                                        Male, Age 45
                                                $1,000,000 Total Face Amount
                                                  Annual Premium $12,524.03
                                                   Death Benefit Option 1
                                                   Current Policy Charges

                          Hypothetical 0% Gross Investment        Hypothetical 6% Gross           Hypothetical 12% Gross
                                  Return Net -1.25%            Investment Return Net 4.67%     Investment Return Net 10.60%
             Premiums
             Paid Plus
  Policy    interest At  Contract  Surrender    Death     Contract   Surrender     Death     Contract   Surrender  Death
   Year     5% Per Year    Value     Value     Benefit      Value      Value      Benefit     Value       Value     Benefit
   ----     -----------    -----     -----     -------      -----      -----      -------     -----       -----     -------
    1         13,150      10,430     11,056   1,000,000    11,079      11,744    1,000,000    11,729     12,432    1,000,000
    2         26,958      20,155     21,163   1,000,000    22,085      23,189    1,000,000    24,092     25,297    1,000,000
    3         41,456      29,195     30,363   1,000,000    33,027      34,348    1,000,000    37,175     38,662    1,000,000
    4         56,679      37,598     38,726   1,000,000    43,946      45,265    1,000,000    51,103     52,636    1,000,000

    5         72,663      45,010     45,910   1,000,000    54,477      55,567    1,000,000    65,599     66,911    1,000,000
    6         89,447      51,422     51,936   1,000,000    64,606      65,252    1,000,000    80,761     81,569    1,000,000
    7         107,069     56,785     56,785   1,000,000    74,249      74,249    1,000,000    96,600     96,600    1,000,000
    8         125,573     61,561     61,561   1,000,000    83,853      83,853    1,000,000   113,679     113,679   1,000,000
    9         145,002     65,871     65,871   1,000,000    93,537      93,537    1,000,000   132,273     132,273   1,000,000

    10        165,402     69,609     69,609   1,000,000    103,207    103,207    1,000,000   152,467     152,467   1,000,000
    11        186,823     73,470     73,470   1,000,000    113,600    113,600    1,000,000   175,240     175,240   1,000,000
    12        209,314     77,867     77,867   1,000,000    125,121    125,121    1,000,000   201,177     201,177   1,000,000
    13        232,930     82,791     82,791   1,000,000    137,817    137,817    1,000,000   230,610     230,610   1,000,000
    14        257,727     87,260     87,260   1,000,000    150,798    150,798    1,000,000   263,052     263,052   1,000,000

    15        283,763     91,173     91,173   1,000,000    163,990    163,990    1,000,000   298,799     298,793   1,000,000
    16        311,101     94,428     94,428   1,000,000    177,319    177,319    1,000,000   338,176     338,176   1,000,000
    17        339,807     96,925     96,925   1,000,000    190,714    190,714    1,000,000   381,607     381,607   1,000,000
    18        369,947     98,455     98,455   1,000,000    204,004    204,004    1,000,000   429,492     429,492   1,000,000
    19        401,595     98,916     98,916   1,000,000    217,117    217,117    1,000,000   482, 403    482,403   1,000,000
    20        434,825     98,201     98,201   1,000,000    229,981    229,981    1,000,000   541,018     541,018   1,000,000

  Age 60      283,763     91,173     91,173   1,000,000    163,990    163,990    1,000,000   298,793     298,793   1,000,000
  Age 65      434,825     98,201     98,201   1,000,000    229,981    229,981    1,000,000   541,018     541,018   1,000,000
  Age 70      627,622     91,164     91,164   1,000,000    305,964    305,964    1,000,000   951,046     951,046   1,473,388
  Age 75      873,686     54,799     54,799   1,000,000    386,836    386,836    1,000,000  1,606,877   1,606,877  2,258,433
 Age 100     3,586,234       -         -          -           -          -           -      16,624,381 16,624,3818 17,289,357


Notes:

(1) "0" values in the "Contract Value," "Surrender Value" and "Death Benefit" columns indicate Policy lapse.
(2) Assumes a $12,524.03 premium is paid at the beginning of each Policy Year. Values will be different if premiums are are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans have been made. Excessive loans or partial withdrawals may cause your Policy to lapse due to insufficient Account Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a policy owner, and the different investment rates of return for the Funds. The Cash Surrender Value and death benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. They would also be different if any policy loans or partial withdrawals were made. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.


                                       51

                                                         TABLE 2
                                         Great-West Life & Annuity Insurance Company
                                                  COLI VUL-2 Series Account
                                                        Male, Age 45
                                                $1,000,000 Total Face Amount
                                                  Annual Premium $12,524.03
                                                   Death Benefit Option 1
                                                  Guaranteed Policy Charges

                              Hypothetical 0% Gross       Hypothetical 6% Gross Investment       Hypothetical 12% Gross
                          Investment Return Net -1.73%            Return Net 4.16%            Investment Return Net 10.06%
             Premiums
             Paid Plus
  Policy    interest At  Contract  Surrender    Death     Contract   Surrender     Death     Contract   Surrender  Death
   Year     5% Per Year    Value     Value     Benefit      Value      Value      Benefit     Value       Value     Benefit
   ----     -----------    -----     -----     -------      -----      -----      -------     -----       -----     -------
    1         13,150       6,553     6,946    1,000,000     7,074      7,498     1,000,000    7,597       8,052    1,000,000
    2         26,958      12,553     13,181   1,000,000    13,992      14,691    1,000,000    15,497     16,272    1,000,000
    3         41,456      18,129     18,854   1,000,000    20,873      21,708    1,000,000    23,866     24,820    1,000,000
    4         56,679      23,289     23,988   1,000,000    27,722      28,554    1,000,000    32,757     33,740    1,000,000

    5         72,663      27,928     28,487   1,000,000    34,423      35,111    1,000,000    42,114     42,956    1,000,000
    6         89,447      32,056     32,377   1,000,000    40,976      41,385    1,000,000    51,995     52,515    1,000,000
    7         107,069     35,569     35,569   1,000,000    47,263      47,263    1,000,000    62,349     62,349    1,000,000
    8         125,573     38,362     38,362   1,000,000    53,164      53,164    1,000,000    73,122     73,122    1,000,000
    9         145,002     40,448     40,448   1,000,000    58,669      58,669    1,000,000    84,377     84,377    1,000,000

    10        165,402     41,722     41,722   1,000,000    63,650      63,650    1,000,000    96,070     96,070    1,000,000
    11        186,823     42,080     42,080   1,000,000    67,975      67,975    1,000,000   108,157     108,157   1,000,000
    12        209,314     41,528     41,528   1,000,000    71,619      71,619    1,000,000   120,707     120,707   1,000,000
    13        232,930     39,958     39,958   1,000,000    74,439      74,439    1,000,000   133,687     133,687   1,000,000
    14        257,727     37,373     37,373   1,000,000    76,397      76,397    1,000,000   147,177     147,177   1,000,000

    15        283,763     33,655     33,655   1,000,000    77,336      77,336    1,000,000   161,160     161,160   1,000,000
    16        311,101     28,686     28,686   1,000,000    77,087      77,087    1,000,000   175,624     175,624   1,000,000
    17        339,807     22,338     22,338   1,000,000    75,468      75,468    1,000,000   190,563     190,563   1,000,000
    18        369,947     14,476     14,476   1,000,000    72,279      72,279    1,000,000   205,979     205,979   1,000,000
    19        401,595      4,722     4,722    1,000,000    67,070      67,070    1,000,000   221,684     221,684   1,000,000
    20        434,825        -         -          0        59,578      59,578    1,000,000   237,680     237,680   1,000,000

  Age 60      283,763     33,655     33,655   1,000,000    77,336      77,336    1,000,000   161,160     161,160   1,000,000
  Age 65      434,825        -         -          0        59,578      59,578    1,000,000   237,680     237,680   1,000,000
  Age 70      627,622        -         -          0           -          -           0       320,335     320,335   1,000,000
  Age 75      873,686        -         -          0           -          -           0       399,730     399,730   1,000,000
 Age 100         -           -         -          -           -          -           -          -           -          -

Notes:
(1) "0" values in the "Contract Value," "Surrender Value" and "Death Benefit" columns indicate Policy lapse.
(2) Assumes a $12,524.03 premium is paid at the beginning of each Policy Year. Values will be different if premiums are are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans have been made. Excessive loans or partial withdrawals may cause your Policy to lapse due to insufficient Account Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a policy owner, and the different investment rates of return for the Funds. The Cash Surrender Value and death benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. They would also be different if any policy loans or partial withdrawals were made. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

                                       52


A Statement of Additional Information ("SAI") is a document that includes additional information about the COLI VUL-2 Series Account, including the financial statements of both Great-West Life & Annuity Insurance Company and the COLI VUL-2 Series Account. The SAI is incorporated by reference into the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West Life & Annuity Insurance Company toll-free at (888) 353-2654 or via e-mail at Keybusiness@gwl.com.


Information about the COLI VUL-2 Series Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the COLI VUL-2 Series Account are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.



                    Investment Company Act File No. 811-09201